SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 15, 2005
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Conference Call Transcript

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On September 12, 2005, Craftmade International, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal year ended June 30, 2005, and certain other information. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On September 13, 2005, the Company held a conference call to discuss its financial results for its fiscal year ended June 30, 2005. A transcript of the conference call is being furnished as Exhibit 99.2 to this Current Report of Form 8-K. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press release of the Company, dated September 12, 2005

99.2	Transcript of conference call held by the Company on September 13, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.

Date: September 15, 2005	By:	/s/ Brad D. Heimann

Brad D. Heimann
Executive Vice President
and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	-	Press release of the Company, dated September 12, 2005.

99.2	-	Transcript of conference call held by the Company on September 13, 2005.